EXHIBIT C


CLASS A CUSIP #00761HAA9
CLASS B CUSIP #00761HAB7
CLASS C CUSIP #00761HAC5



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-B
                         PERIOD ENDING DECEMBER 31, 2000


The information which is required to be prepared with respect to the Payment Date of January 22, 2001, and with respect to the performance of the Trust during the period of December 1, 2000 through December 31, 2000 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-B Indenture Supplement.


I.  Information regarding the current monthly principal distribution to the Noteholder
    (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The amount of distribution in respect to principal payment to the Class A Noteholder       $                 --
                                                                                                           --------------------

            2.  The amount of distribution in respect to principal payment to the Class B Noteholder       $                 --
                                                                                                           --------------------

            3.  The amount of distribution in respect to principal payment to the Class C Noteholder       $                 --
                                                                                                           --------------------

            4.  The amount of distribution in respect to principal payment to the Class D Noteholder       $                 --
                                                                                                           --------------------

II.  Information regarding the current monthly interest distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The amount of distribution in respect to the Class A Monthly Interest ..............       $            6.28490
                                                                                                           --------------------

            2.  The amount of distribution in respect to the Class B Monthly Interest ..............       $            6.63323
                                                                                                           --------------------

            3.  The amount of distribution in respect to the Class C Monthly Interest ..............       $            7.27490
                                                                                                           --------------------

            4.  The amount of distribution in respect to the Class D Monthly Interest ..............       $            8.87906
                                                                                                           --------------------

III.  Information regarding the total monthly distribution to the Noteholder
      (Stated on the basis of $1,000 original Note Principal Balance)

            1.  The total amount of distribution in respect to the Class A Noteholder ..............       $            6.28490
                                                                                                           --------------------

            2.  The total amount of distribution in respect to the Class B Noteholder ..............       $            6.63323
                                                                                                           --------------------

            3.  The total amount of distribution in respect to the Class C Noteholder ..............       $            7.27490
                                                                                                           --------------------

            4.  The total amount of distribution in respect to the Class D Noteholder ..............       $            8.87906
                                                                                                           --------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

            1.  The aggregate amount of such Collections with respect to Principal
                Receivables for the Monthly Period preceding such Payment Date .....................       $     255,146,099.51
                                                                                                           --------------------

            2.  The aggregate amount of such Collections with respect to Finance
                Charge and Administrative Receivables for the Monthly Period preceding
                such Payment Date ..................................................................       $      29,983,879.08
                                                                                                           --------------------

            3.  Recoveries for the preceding Monthly Period ........................................       $         362,875.28
                                                                                                           --------------------

            4.  The Defaulted Amount for the preceding Monthly Period ..............................       $       7,617,210.87
                                                                                                           --------------------

            5.  The total amount of Principal Receivables in the trust at the beginning of
                the preceding Monthly Period .......................................................       $   1,498,430,306.89
                                                                                                           --------------------

            6.  The total amount of Principal Receivables in the trust as of the last day of
                the preceding Monthly Period .......................................................       $   1,584,556,487.66
                                                                                                           --------------------

            7.  The total amount of Finance Charge and Administrative Receivables in the Trust
                as of the last day of the preceding Monthly Period .................................       $      33,066,559.01
                                                                                                           --------------------

            8.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
                the last day of the preceding Monthly Period .......................................       $   1,297,068,063.00
                                                                                                           --------------------

            9.  The Transferor Interest as of the last day of the preceding Monthly Period .........       $     287,488,424.66
                                                                                                           --------------------

            10.  The Transferor Percentage as of the last day of the preceding Monthly Period ......                      18.14%
                                                                                                           --------------------

            11.  The Required Transferor Percentage ................................................                       7.00%
                                                                                                           --------------------

            12.  The monthly principal payment rate for the preceding Monthly Period ...............                     17.028%
                                                                                                           --------------------

            13.  The balance in the Excess Funding Account as of the last day of the
                 preceding  Monthly Period .........................................................       $                 --
                                                                                                           --------------------

            14. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                       Percentage               Aggregate
                                                                        of Total                 Account
                                                                       Receivables               Balance

                      (a) Delinquent between 30 days and 59 days           1.596%            $ 25,812,544.59
                      (b) Delinquent between 60 days and 89 days           1.083%            $ 17,517,627.10
                      (c) Delinquent between 90 days and 119 days          0.839%            $ 13,567,548.47
                      (d) Delinquent between 120 days and 149 days         0.712%            $ 11,510,188.84
                      (e) Delinquent between 150 days and 179 days         0.626%            $ 10,126,406.31
                      (f) Delinquent 180 days or greater                   0.009%               $ 143,934.09
                                                                        ----------          -----------------
                      (e) Aggregate                                        4.864%            $ 78,678,249.40
                                                                        ==========          =================


V.  Information regarding Series 2000-B

            1.  The amount of Principal Receivables in the Trust  represented by the Invested Amount of Series 2000-B as of the last day of the
                 related Monthly Period ...................................................                        $ 600,000,000.00
                                                                                                                   ----------------

            2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2000-B on the last day of
                 the related Monthly Period. ..............................................                        $ 600,000,000.00
                                                                                                                   ----------------
                                                                                               NOTE FACTORS
            3.  The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of the related
                 Monthly Period ...........................................................          1.0000        $ 480,000,000.00
                                                                                                                   ----------------

            4.  The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the related
                 Monthly Period ...........................................................          1.0000        $  57,000,000.00
                                                                                                                   ----------------

            5.  The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the related
                 Monthly Period ...........................................................          1.0000        $  42,000,000.00
                                                                                                                   ----------------

            6.  The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the related
                 Monthly Period ...........................................................          1.0000        $  21,000,000.00
                                                                                                                   ----------------

            7.  The Floating Investor Percentage with respect to the period:

            December 1, 2000 through December 18, 2000 ....................................                                   40.04%
                                                                                                                   ----------------
            December 19, 2000 through December 31, 2000 ...................................                                   38.18%
                                                                                                                   ----------------

            8.  The Fixed Investor Percentage with respect to the period:

            December 1, 2000 through December 18, 2000 ....................................                                     N/A
                                                                                                                   ----------------
            December 19, 2000 through December 31, 2000 ...................................                                     N/A
                                                                                                                   ----------------

            9.  The amount of Available Finance Charge Collections on deposit in
                 the Collection Account on the related Payment Date .......................                        $  11,833,453.43
                                                                                                                   ----------------

            10.  The Investor Default Amount for the related Monthly Period . .............                        $   3,002,918.14
                                                                                                                   ----------------

            11.  The Monthly Servicing Fee for the related Monthly Period .................                        $   1,000,000.00
                                                                                                                   ----------------

            12.  Trust yields for the related Monthly Period

                      a. The cash yield for the related Monthly Period .................................                      22.90%
                                                                                                                   ----------------

                      b. The default rate for the related Monthly Period ...............................                       5.81%
                                                                                                                   ----------------

                      c. The Net Portfolio Yield for the related Monthly Period ........................                      17.09%
                                                                                                                   ----------------

                      d.  The Base Rate for the related Monthly Period .................................                       9.46%
                                                                                                                   ----------------

                      e.  The Excess Spread Percentage for the related Monthly Period ..................                       7.63%
                                                                                                                   ----------------

                      f.  The Quarterly Excess Spread Percentage for the related
                           Monthly Period ..............................................................                       9.29%
                                                                                                                   ----------------

                                I) Excess Spread Percentage related to          Dec-00                                         7.63%
                                                                                                                   ----------------

                                ii) Excess Spread Percentage related to         Nov-00                                         9.56%
                                                                                                                   ----------------

                                iii) Excess Spread Percentage related to        Oct-00                                        10.68%
                                                                                                                   ----------------

            13.  Floating Rate Determinations:

               LIBOR for the Interest Period from December 20 through and including January 21, 2001 ...                     6.6863%
                                                                                                                   ----------------

            14.  Principal Funding Account

                      a.  The amount on deposit in the Principal Funding Account on the related
                           Payment Date (after taking into consideration deposits and withdraws for
                           the related Payment Date) ...................................................           $             --
                                                                                                                   ----------------

                      b.  The Accumulation Shortfall with respect to the related Monthly Period ........           $             --
                                                                                                                   ----------------

                      c.  The Principal Funding Investment Proceeds deposited in the Collection
                           Account to be treated as Available Finance Charge Collections ...............           $             --
                                                                                                                   ----------------

            15.  Reserve Account

                      a.  The amount on deposit in the Reserve Account on the related Payment
                           Date (after taking into consideration deposits and withdraws for the
                           related Payment Date) .......................................................           $             --
                                                                                                                   ----------------

                      b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                           Collections .................................................................           $             --
                                                                                                                   ----------------

                      c.  Interest earnings on the Reserve Account deposited into the Collection
                           Account to be treated as Available Finance Charge Collections ...............           $             --
                                                                                                                   ----------------

            16.  Cash Collateral Account

                      a.  The Required Cash Collateral Account Amount on the related Payment Date ......           $  10,500,000.00
                                                                                                                   ----------------

                      b.  The Available Cash Collateral Account Amount on the related Payment Date .....           $  10,500,000.00
                                                                                                                   ----------------

            17.  Investor Charge-Offs

                      a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period ..           $             --
                                                                                                                   ----------------

                      b.  The aggregate amount of Investor Charge-Offs reimbursed
                           on the Payment Date .........................................................           $             --
                                                                                                                   ----------------

            18.  The Monthly Principal Reallocation Amount for the related Monthly Period ..............           $             --
                                                                                                                   ----------------


                                Advanta Bank Corp.
                                as Servicer

                                By:       /s/ KIRK WEILER
                                Name:     Kirk Weiler
                                Title:    VP of Finance/Treasurer

EXHIBIT C


CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                         PERIOD ENDING DECEMBER 31, 2000


The information which is required to be prepared with respect to the Payment Date of January 22, 2001, and with respect to the performance of the Trust during the period of November 16, 2000 through December 31, 2000 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.


I.   Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The amount of distribution in respect to principal payment to the Class A Noteholder   $                 --
                                                                                                         --------------------

              2.  The amount of distribution in respect to principal payment to the Class B Noteholder   $                 --
                                                                                                         --------------------

              3.  The amount of distribution in respect to principal payment to the Class C Noteholder   $                 --
                                                                                                         --------------------

              4.  The amount of distribution in respect to principal payment to the Class D Noteholder   $                 --
                                                                                                         --------------------

II.  Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The amount of distribution in respect to the Class A Monthly Interest ..............   $           12.84538
                                                                                                         --------------------

              2.  The amount of distribution in respect to the Class B Monthly Interest ..............   $           13.68288
                                                                                                         --------------------

              3.  The amount of distribution in respect to the Class C Monthly Interest ..............   $           15.07872
                                                                                                         --------------------

              4.  The amount of distribution in respect to the Class D Monthly Interest ..............   $           19.82455
                                                                                                         --------------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of
     $1,000 original Note Principal Balance)

              1.  The total amount of distribution in respect to the Class A Noteholder ..............   $           12.84538
                                                                                                         --------------------

              2.  The total amount of distribution in respect to the Class B Noteholder ..............   $           13.68288
                                                                                                         --------------------

              3.  The total amount of distribution in respect to the Class C Noteholder ..............   $           15.07872
                                                                                                         --------------------

              4.  The total amount of distribution in respect to the Class D Noteholder ..............   $           19.82455
                                                                                                         --------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

              1.  The aggregate amount of such Collections with respect to Principal Receivables for
                   the Monthly Period preceding such Payment Date ....................................   $     382,121,354.86
                                                                                                         --------------------

              2.  The aggregate amount of such Collections with respect to Finance Charge and
                   Administrative Receivables for the Monthly Period preceding such Payment Date .....   $      44,626,630.49
                                                                                                         --------------------

              3.  Recoveries for the preceding Monthly Period ........................................   $         675,637.56
                                                                                                         --------------------

              4.  The Defaulted Amount for the preceding Monthly Period ..............................   $      11,732,576.19
                                                                                                         --------------------

              5.  The total amount of Principal Receivables in the trust at the beginning of the
                   preceding Monthly Period ..........................................................   $   1,485,960,901.90
                                                                                                         --------------------

              6.  The total amount of Principal Receivables in the trust as of the last day of the
                   preceding Monthly Period ..........................................................   $   1,584,556,487.66
                                                                                                         --------------------

              7.  The total amount of Finance Charge and Administrative Receivables in the Trust as
                   of the last day of the preceding Monthly Period ...................................   $      33,066,559.01
                                                                                                         --------------------

              8.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
                   the last day of the preceding Monthly Period ......................................   $   1,297,068,063.00
                                                                                                         --------------------

              9.  The Transferor Interest as of the last day of the preceding Monthly Period .........   $     287,488,424.66
                                                                                                         --------------------

              10.  The Transferor Percentage as of the last day of the preceding Monthly Period ......                  18.14%
                                                                                                         --------------------

              11.  The Required Transferor Percentage ................................................                   7.00%
                                                                                                         --------------------

              12.  The monthly principal payment rate for the preceding Monthly Period ...............                 25.715%
                                                                                                         --------------------

              13.  The balance in the Excess Funding Account as of the last day of the preceding
                    Monthly Period ...................................................................   $                 --
                                                                                                         --------------------

              14.   The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                                    Percentage                      Aggregate
                                                                                     of Total                        Account
                                                                                    Receivables                      Balance
                      (a) Delinquent between 30 days and 59 days                            1.596%                  $ 25,812,544.59
                      (b) Delinquent between 60 days and 89 days                            1.083%                  $ 17,517,627.10
                      (c) Delinquent between 90 days and 119 days                           0.839%                  $ 13,567,548.47
                      (d) Delinquent between 120 days and 149 days                          0.712%                  $ 11,510,188.84
                      (e) Delinquent between 150 days and 179 days                          0.626%                  $ 10,126,406.31
                      (f) Delinquent 180 days or greater                                    0.009%                     $ 143,934.09
                                                                                 ------------------            ---------------------
                      (e) Aggregate                                                         4.864%                  $ 78,678,249.40
                                                                                 ==================            =====================


V.  Information regarding Series 2000-C

      1.  The amount of Principal Receivables in the Trust  represented by the Invested
           Amount of Series 2000-C as of the last day of the related Monthly Period ..............                $  400,000,000.00
                                                                                                                  -----------------

      2.  The amount of Principal Receivables in the Trust represented by the Adjusted
           Invested Amount of Series 2000-C on the last day of the related Monthly Period ........                $  400,000,000.00
                                                                                                                  -----------------
                                                                                                     NOTE FACTORS
      3.  The amount of Principal Receivables in the Trust represented by the Class A Note
           Principal Balance on the last day of the related Monthly Period .......................     1.0000     $  320,000,000.00
                                                                                                                  -----------------

      4.  The amount of Principal Receivables in the Trust represented by the Class B Note
           Principal Balance on the last day of the related Monthly Period .......................     1.0000     $   38,000,000.00
                                                                                                                  -----------------

      5.  The amount of Principal Receivables in the Trust represented by the Class C Note
           Principal Balance on the last day of the related Monthly Period .......................     1.0000     $   28,000,000.00
                                                                                                                  -----------------

      6.  The amount of Principal Receivables in the trust represented by the Class D Note
           Principal Balance on the last day of the related Monthly Period .......................     1.0000     $   14,000,000.00
                                                                                                                  -----------------

      7.  The Floating Investor Percentage with respect to the period:

      November 16, 2000 through November 30, 2000 ................................................                           26.92%
                                                                                                                  -----------------
      December 1, 2000 through December 18, 2000 .................................................                           26.69%
                                                                                                                  -----------------
      December 19, 2000 through December 31, 2000 ................................................                           25.45%
                                                                                                                  -----------------

      8.  The Fixed Investor Percentage with respect to the period:

      November 16, 2000 through November 30, 2000 ................................................                       N/A
                                                                                                                  -----------------
      December 1, 2000 through December 18, 2000 .................................................                       N/A
                                                                                                                  -----------------
      December 19, 2000 through December 31, 2000 ................................................                       N/A
                                                                                                                  -----------------

      9.  The amount of Available Finance Charge Collections on deposit in the Collection
           Account on the related Payment Date ...................................................                $   11,845,156.70
                                                                                                                  -----------------

      10.  The Investor Default Amount for the related Monthly Period ............................                $    3,109,547.86
                                                                                                                  -----------------

      11.  The Monthly Servicing Fee for the related Monthly Period ..............................                $      750,000.00
                                                                                                                  -----------------

      12.  Trust yields for the related Monthly Period

                  a.  The cash yield for the related Monthly Period ..............................                           35.54%
                                                                                                                  -----------------

                  b.  The default rate for the related Monthly Period ............................                            9.33%
                                                                                                                  -----------------

                  c.  The Net Portfolio Yield for the related Monthly Period .....................                           26.21%
                                                                                                                  -----------------

                  d.  The Base Rate for the related Monthly Period ...............................                           18.24%
                                                                                                                  -----------------

                  e.  The Excess Spread Percentage for the related Monthly Period ................                            7.97%
                                                                                                                  -----------------

                  f.  The Quarterly Excess Spread percentage .....................................                            7.97%
                                                                                                                  -----------------

                               i) Excess Spread Percentage related to                      Dec-00                             7.97%
                                                                                                                  -----------------

                               ii) Excess Spread Percentage related to                     Nov-00                        N/A
                                                                                                                  -----------------

                               iii) Excess Spread Percentage related to                    Oct-00                        N/A
                                                                                                                  -----------------

      12.  Trust yields from December 1 - December 31, 2000  (Disclosure purposes only)

                  a.  The cash yield for the related Monthly Period ..............................                           23.66%
                                                                                                                  -----------------

                  b.  The default rate for the related Monthly Period ............................                            6.01%
                                                                                                                  -----------------

                  c.  The Net Portfolio Yield for the related Monthly Period .....................                           17.65%
                                                                                                                  -----------------

                  d.  The aggregate amount of such Collections with respect to Principal
                       Receivables for the Monthly Period preceding such Payment Date ............                $  255,146,099.51
                                                                                                                  -----------------

                  e.  The total amount of Principal Receivables in the trust at the
                       beginning of the preceding Monthly Period .................................                $1,498,430,306.89
                                                                                                                  -----------------

                  f.  The monthly principal payment rate for the preceding Monthly Period ........                           17.03%
                                                                                                                  -----------------

      13.  Floating Rate Determinations:

         LIBOR for the Interest Period from November 16 through and including December
          19, 2000 ...............................................................................                          6.6188%
                                                                                                                  -----------------
         LIBOR for the Interest Period from December 20 through and including January
          21, 2001 ...............................................................................                          6.6863%
                                                                                                                  -----------------

      14.  Principal Funding Account

                  a.  The amount on deposit in the Principal Funding Account on the related
                       Payment Date (after taking into consideration deposits and withdraws
                       for the related Payment Date) .............................................                $             --
                                                                                                                  -----------------

                  b.  The Accumulation Shortfall with respect to the related Monthly Period ......                $             --
                                                                                                                  -----------------

                  c.  The Principal Funding Investment Proceeds deposited in the Collection
                       Account to be treated as Available Finance Charge Collections .............                $             --
                                                                                                                  -----------------

      15.  Reserve Account

                  a.  The amount on deposit in the Reserve Account on the related Payment
                       Date (after taking into consideration deposits and withdraws for the
                       related Payment Date) .....................................................                $              --
                                                                                                                  -----------------

                  b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                       Collections ...............................................................                $              --
                                                                                                                  -----------------

                  c.  Interest earnings on the Reserve Account deposited into the Collection
                       Account to be treated as Available Finance Charge Collections .............                $              --
                                                                                                                  -----------------

      16.  Cash Collateral Account

                  a.  The Required Cash Collateral Account Amount on the related Payment Date ....                $    7,000,000.00
                                                                                                                  -----------------

                  b.  The Available Cash Collateral Account Amount on the related Payment Date ...                $    7,000,000.00
                                                                                                                  -----------------

      17.  Investor Charge-Offs

                  a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period..               $              --
                                                                                                                  -----------------

                  b.  The aggregate amount of Investor Charge-Offs reimbursed
                       on the Payment Date ........................................................               $              --
                                                                                                                  -----------------

      18.  The Monthly Principal Reallocation Amount for the related Monthly Period ...............               $              --
                                                                                                                  -----------------

               Advanta Bank Corp.
               as Servicer

               By:         /s/ KIRK WEILER
               Name:       Kirk Weiler
               Title:      VP of Finance/Treasurer